EXHIBIT 3.25

ROSS MILLER

Secretary of State

206 North Carson Street

Carson City, Nevada 89701-4299

(776) 584 5708

Website: www.nvsos.gov

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS CHAPTER 86)

Filed in the office of

/s/ Ross Miller

Ross Miller Secretary of State State of Nevada

Document Number

20080736543-38

Filing Date and Time

11/07/2008 3:54 PM

Entity Number

E0689092008-2

USE BLACK HK ONLY • 00 NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited Liability Company:

(must contain approved limted-iiabilily company wording: see instructions)

Vdara Land, LLC

OiecXboieifa

Series Umilad-

Liability Company

2. Registered Agent for Service

Of Process: (check only one box)

Commercial Registered Agent

Name

Office or Position with Entity (name and address below)

Noncommercial Registered Agent OR

(Name and address below)

John McManus

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

3950 Las Vegas Boulevard South Las Vegas Nevada 89! 19

Street Address Cly Zip Cods

Nevada

Mailing. Address (if different ftoni Mreei address) City ‘ Zip Coda

3. Dissolution Date: (optional)

Latest daie upon which the company is to dissolve (if existence is not perpetual):

4, Management;

(required)

Company shall be managed by:

Managers) OR Member(s) (Check only one boa)

5. Name and Address of each Manager or Managing Member:

(attach additional page if more than 3}

NV 89109 State Zip Cods

Las Vegas City

Slate Zip Code

City

City

State Zip Code

6. Name, Address and Signature of Organizer; (attach additional page if more than 1 organizer]

NV 89119

Stale zip code

1	Agent for the above named Entity.

7. Certificate of Acceptance or Appointment of Registered Agent:

1l-07-08

Date

Nevada Secretary of State NRS BB M PUC MAI

1) Bellagio, LLC

Name 3600 Las Vegas Boulevard South

Street Address

2)

Name

Street Address

3}

Name

Strut Address

John McManus /s/ John McManus

Name

3950 Las Vegas Boulevard South

I Agent or On Behalf of Rtgbtend Agent Entity

This form must b9 accompanied by appropriate fees.

Address

/s/ John McManus

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 584 6708

Website: www.nvsos.gov

Filed in the office of

/s/ Ross Miller

Ross Miller Secretary of State State of Nevada

Document Number

20080750906-27

Filing Date and Time

11/17/2008 1:40 PM

Entity Number

E0689092008-2

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BUCK INK ONLY. DO NOT H)GHU0HT

ABOVE SPACE IB FOR OFFICIUS* ONIV

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:

Vdare Land, LLC

2. The company is managed by: LJ Managers OR

Members

3. The articles have been amended as follows (provide articles numbers, if available)*:

S. CilyCcnter Land, LLC will replace Bellagio, LLC w the Managing Member of Vdara land, LLC. The address for CityCenter Land, LLC is 3950 In Vegas Blvd. South, Lu Vegw, NV 89119.

4. Signature (must be signed by at least one manager or by a managing member):

Signature

/s/ John McManus

‘ 1J If iny**’”9 company name, it must contain Die words “Uroited-UaWHty Company,” “Limited Company,” or “Limited,” or the abbreviations “Ltd.,- “L.L.C.,” or “L.C.,” “LLC” or “LC.” The wohI “Company” may b« «bbrevl»!ed b» “Co.* 2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to i.-KHidc any ol the above information and submit with this proper le«s may cause this filing to be rejected. This form must b*BGtxmparm<} by appropriate fees. Nevada Secretary of state K Hi Cu.c^™«i™i|

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND REGISTERED AGENT OF

VDARA LAND, LLC

NAME OF LIMITED-LIABILITY COMPANY

FILE NUMBER: E0689092008-2

FOR THE FILING PERIOD OF 11/08 TO 11/09

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

John McManus
c/o MGM MIRAGE
3950 Las Vegas Blvd. South
Las Vegas, NV 89119

A FORM TO CHANGE REGISTERED AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: www.nvsos.gov

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number: 20080750910-82

Filing Date and Time: 11/17/2008 1:40 PM

Entity Number: E0689092008-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

****YOU MAY NOW FILE YOUR INITIAL LIST ONLINE AT www.nvsos.gov****

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of the first month following organization date.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
CityCenter Land, LLC	[ ] MANAGER [X] MANAGING MEMBER		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
3950 Las Vegas Blvd. South	Las Vegas	NV	89119
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	[ ] MANAGER [ ] MANAGING MEMBER		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	[ ] MANAGER [ ] MANAGING MEMBER		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	[ ] MANAGER [ ] MANAGING MEMBER		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	[ ] MANAGER [ ] MANAGING MEMBER		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Manager or Managing Member

Title: MANAGING MEMBER

Date: 11-17-08

Nevada Secretary of State Initial List ManorMem
Revised: 7-1-08